UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Amendment Number 1 to
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2016

Bucha, Inc.
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)

333-193725	27-2432263
(Commission File Number)	(IRS Employer Identification No.)

3625 Del Amo boulevard, Suite 385, Torrance, CA 90503
(Address of principal executive offices) (Zip Code)

(888) 240-9197
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called "forward-looking statements," all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as "expects," "plans," "will," "forecasts," "projects," "intends," "estimates," and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward looking statement can be guaranteed and actual future results may vary materially.

Information regarding market and industry statistics contained in this Current Report on Form 8-K is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources, and cannot assure investors of the accuracy or completeness of the data included in this Current Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. We do not assume any obligation to update any forward-looking statement. As a result, investors should not place undue reliance on these forward-looking statements.

Item 1.01 Entry into a Material Definitive Agreement.

On May 20, 2016, Bucha, Inc., formerly known as American Brewing Company, Inc., a Washington corporation ("we" or the "Company"), entered into an Asset Purchase Agreement (the "Agreement") whereby the Company acquired substantially all of the operating assets of New Age Beverages, LLC, New Age Properties, LLC, Aspen Pure, LLC and Xing Beverage, LLC (collectively, "Xing"), which are companies engaged in the manufacture and sale of various teas and beverages (the "Acquisition"). On May 20, 2016, the parties executed the Asset Purchase Agreement for the Acquisition.  On June 30, 2016 (the "Closing Date"), the parties executed the final exhibits and the Company transferred the purchase price and other consideration described in the Agreement, thereby closing the transaction.

Upon the closing of the Acquisition, the Company received substantially all of the operating assets of Xing, consisting of inventory, fixed assets and intellectual property in exchange for an aggregate purchase price of approximately $19,995,000, consisting of $6,995,000 worth of the Company's common stock, $8,500,000 in cash, and a secured promissory note in an amount of $4,500,000.  The shares of common stock shall be issued at a price per share of $1.6066, which is based on the Volume Weighted Average Price ("VWAP") of the Company's common stock for the thirty days prior to the Closing Date, and will consist of 4,353,915 shares.  The promissory note shall accrue interest of 1% per annum, beginning after six months from the Closing Date, and shall be secured by a second lien on the Company's assets.  The shares of Common Stock to be issued pursuant to the Acquisition will be restricted under Rule 144, and will also be subject to an additional leak out provision, which states that upon the date that is six months after Closing Date, the holders of the shares may only sell up to fifteen percent of the shares held by such shareholder each calendar quarter for an additional twelve month period, meaning that the leak out provision will expire 18 months from the Closing of the Acquisition.  The Acquisition was subject to customary closing conditions. A copy of Asset Purchase Agreement dated May 20, 2016 was filed with the Form 8-K on May 23, 2016.  The Closing exhibits, including the Assignment and Assumption Agreement, Bill of Sale and Promissory Note are included as part of this Form 8-K and are filed as Exhibits 10.2, 10.3, and 10.4 respectively.

As part of the Acquisition, the Company created two wholly owned subsidiaries, NABC, Inc. and NABC Properties, LLC, both of which are Colorado entities.  NABC, Inc. shall act as the operating entity for the acquired Xing and Bucha assets, including the brands Aspen Pure®, XingTea®, XingEnergy®, Bucha®, and the DSD distribution operations.  NABC Properties, LLC, shall act as the property owner for the acquired Xing property.

The Company intends to file the financial statements of Xing in an amendment to this Current Report on Form 8-K no later than 71 days from the Closing Date.  The foregoing description of the Acquisition and related transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the Asset Purchase Agreement and incorporated exhibits, which are incorporated herein by reference.

The shares of our Common Stock to be issued in connection with the Acquisition will not be registered under the Securities Act, and were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"). Certificates representing these shares will contain a legend stating the restrictions applicable to such shares.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

The securities described above will be issued in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

*10.1	Asset Purchase Agreement
10.2	Assignment and Assumption Agreement
10.3	Bill of Sale
10.4	Promissory Note

*  Previously filed with Form 8-K on May 23, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCHA, INC.

Date: June 30, 2016	By:	/s/ Brent Willis
Brent Willis, Chief Executive Officer